Restated and Amended
                                   Exhibit 99

          CAUTIONARY STATEMENTS AS AMENDED AND RESTATED APRIL 13, 1998
                  WITH RESPECT TO FORWARD-LOOKING COMMENTS FOR
                PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE
                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         DST Systems, Inc. desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Act of 1995 and is filing this Form 8-K/A-1 in order to do so. The Company or others on behalf of the Company may make from time to time (whether orally or in writing) forward-looking comments or statements concerning potential future events, including but not limited to, the results of the Company's operations. Such forward-looking statements are based upon assumptions by the Company's management at the time the statements are made, including assumptions about risks and uncertainties faced by the Company. If any of management's assumptions prove incorrect or should unanticipated circumstances arise, the actual results could materially differ from those anticipated by such forward-looking statements. The differences could be caused by a number of factors or combinations of factors including, but not limited to, those factors set forth below. Persons hearing or reading such forward-looking comments should consider carefully the following factors, in addition to the other information contained in the Company's public documents, when evaluating such forward-looking comments. The Company does not intend to update any forward-looking statement made or published to reflect events or developments occurring after the making or publishing of such statement.

Dependence on U.S. Mutual Fund Industry

         The Company's future growth and success will depend in part upon the further growth of the mutual fund industry in the United States. The Company derives a substantial proportion of its consolidated revenues from the delivery of services and products to United States mutual fund industry clients. Any event affecting the mutual fund industry which results in a significant decline in the number of shareowner accounts could have a material adverse effect on the Company.

Impact of Technological Change

         The markets served by the Company require the use of advanced computer hardware and software technology, and the development of new products and services to meet increasingly complex and rapidly changing client and regulatory requirements. The Company's future success depends in part on its ability to continue to adapt its technology, on a timely and cost effective basis, to meet these requirements. There can be no assurance that the Company will be able to respond adequately to these technological demands or that its competitors will not develop more advanced technology that will place the Company's products and services at a competitive disadvantage.

Reliance on Centralized Processing Facility

         The Company's processing services are primarily dependent on the Winchester Data Center, the Company's central computer operations and information processing facility located in Kansas City, Missouri. Although the Company has taken what it considers to be sufficient precautions to protect this facility and to provide processing alternatives, a natural disaster or other calamity that causes long-term damage to the facility could have a material adverse effect on the Company.

Importance of Key Personnel

         The Company's operations and the continuing implementation of its business strategy are dependent upon the efforts of its technical personnel and senior management. Recruiting and retaining capable personnel, particularly those with expertise in the types of computer hardware and software utilized by the Company, are vital to the Company's success. There is substantial competition for qualified technical and management personnel and there can be no assurance that the Company will be able to attract or keep the qualified personnel it requires. The loss of key personnel or the failure to hire qualified personnel could have a material adverse effect on the Company.

Potential Payments Under Incentive Compensation Plan

         Under the Company's incentive compensation plan, officers and other key employees of the Company are eligible to receive annual cash bonuses based upon the achievement of targeted performance levels. The total annual amount payable under the plan may be as much as 10 percent of the Company's pretax profits, as defined in the plan.

Control of Joint Ventures

         The Company's business strategy for growth and expansion includes a reliance on joint ventures. The Company derives a significant part of its net income from its pro rata share in the earnings of these unconsolidated companies. Although the Company owns significant equity interests in these companies and has representation on their Boards of Directors, the Company is not in a position to exercise control over their operations, strategies or financial decisions without the concurrence of its equity partners. The Company's equity interests in Boston Financial Data Services, Inc. ("BFDS") and Argus Health Systems, Inc. also are subject to contractual buy/sell arrangements that restrict the Company's ability to fully dispose of its interest in these companies and that under certain circumstances permit such companies to purchase the Company's interest.

Influence by Current Stockholder

         Kansas City Southern Industries, Inc. ("KCSI") currently owns approximately 41 percent of the outstanding common stock of the Company. In addition, two directors of KCSI are also directors of the Company and KCSI is generally exempted from the restrictions in the Company's Stockholders' Rights Plan. As a result, KCSI may be able to significantly influence matters affecting the Company, including matters submitted to a vote of the Company's stockholders, such as the election of directors and the approval of corporate transactions. The existence of cumulative voting and the exemption of KCSI from the Company's Stockholders' Rights Plan provide KCSI with the potential to effectively control the corporate governance of the Company.

Competition

         The  Company,   its   subsidiaries,   joint   ventures  and   strategic
associations encounter significant competition for the Company's services and products from other third-party providers of similar services and products and from in-house providers who have chosen not to outsource their own business. The Company's ability to compete effectively is, in part, dependent on the availability of capital and other resources, and some of these competitors have greater resources and greater access to capital than the Company.

Regulation

         As registered transfer agents, the Company, BFDS and BFDS' subsidiary, National Financial Data Services, Inc. ("NFDS"), are subject to the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and to the rules and regulations of the Securities and Exchange Commission ("SEC") under the Exchange Act which require the Company, BFDS, and NFDS to register with the SEC and which impose on them recordkeeping and reporting requirements. Certain of the operations and records of the Company, BFDS, and NFDS are subject to examination by the SEC and, as providers of services to financial institutions, to examination by bank and thrift regulatory agencies. Material noncompliance with the Exchange Act or SEC rules and regulations by the Company, BFDS, or NFDS could result in their suspension or in the revocation of their transfer agent registrations, which could have a material adverse effect on the Company.

Year 2000

         Many computer programs use only two digits to identify a year in a date field within the program (e.g., "98" or "02"). If not corrected, computer applications making calculations and comparisons in different centuries may cause inaccurate results, or fail by or at the Year 2000. These Year 2000-related issues are of particular importance to the Company. The Company depends upon its computer and other systems, and the computer and other systems of third-parties to conduct and manage the Company's business. Additionally, the Company's products and services are dependent upon using accurate dates in order to function properly. These Year 2000-related issues may also adversely affect the operations and financial performance of one or more of the Company's customers or suppliers. As a result, the failure of the Company's computer and other systems, products or services, the computer systems and other systems upon which the Company depends, or of the Company's customers or suppliers to be Year 2000 ready could have a material adverse effect on the Company.

         The Company's goal is to be ready, internally, for the Year 2000 by December 31, 1998. This goal allows for one full year of testing with clients and the industry prior to the Year 2000. The Company's Year 2000 program is underway, and the Company expects to achieve its goal.

         Although the Company is not aware of any material operational or financial Year 2000-related issues, the Company cannot make any assurances that its computer systems, products, services or other systems or the computers and other systems of others upon which the Company depends will be Year 2000 ready on schedule, that the costs of its Year 2000 program will not become material or that the Company's alternative plans will be adequate. The Company is currently unable to anticipate accurately the magnitude, if any, of the Year 2000-related issues arising from the Company's customers or suppliers. If any such risks (either with respect to the Company or its customers or suppliers) materialize, the Company could experience material adverse consequences to its business.

Miscellaneous

         In addition to the factors noted above, there may be other factors that cause any forward-looking comment not to materialize. Other factors include, but are not limited to, changes in management strategies; changes in lines of business; failure of anticipated opportunities to materialize; changes in the cost of necessary supplies; changes in the economic, political or regulatory environments in the United States and/or the international countries where the Company now competes or may compete in the future; and litigation involving the Company.